EXHIBIT 99.1
AUTOZONE, INC.
FOURTH AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN
     AUTOZONE, INC., a corporation organized under the laws of the State of Delaware, by resolution of its Board of Directors on March 29, 1991, adopted the Employee Stock Purchase Plan (the “Plan”). The Plan was approved by the stockholders of the Company on March 29, 1991. The Plan was amended by the Board of Directors on June 18, 1991, to conform the Plan to amendments to the regulations related to the Securities Exchange Act of 1934, as amended. On December 21, 1991, the Plan was assumed by AutoZone, Inc., a Nevada corporation, after its reincorporation. The Plan was amended by the Board of Directors on March 2, 1996, and October 21, 1996, to extend the expiration date of the Plan. On October 21, 1997, the Compensation Committee adopted the Amended and Restated Employee Stock Purchase Plan, which was approved by the stockholders of the Company on December 18, 1997. On October 19, 1999, the Compensation Committee adopted the Second Amended and Restated Employee Stock Purchase Plan to prohibit sales of shares purchased under the Plan for at least one year after the exercise of an option under the Plan. On December 12, 2002, the Board of Directors extended the termination date of the Plan to December 31, 2007. On September 26, 2007, the Board of Directors amended the Plan to (i) permit the Administrator to require Participants holding fewer than 20 uncertificated shares of Stock under the Plan as of the Participant’s termination of employment (or shortly thereafter, in certain circumstances) who either fail to elect to receive certificated shares of Stock or who elect to receive cash in lieu of such shares of Stock, in either case, in accordance with the terms of the Plan, to accept a cash payment in lieu of such uncertificated shares upon (or shortly after) termination of employment, and (ii) extend the termination date of the Plan to December 31, 2017.
     The purposes of the Plan are as follows:
     (1) To assist employees of the Company or of a Parent or Subsidiary of the Company in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended.
     (2) To help employees provide for their future security and to encourage them to remain in the employment of the Company or of a Parent or Subsidiary of the Company.
1. DEFINITIONS
     Whenever any of the following terms are used in the Plan with the first letter or letters capitalized, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural where the context so indicates:

(a)	“Board” shall mean the Board of Directors of the Company.

(b)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(c)	“Committee” shall mean the Compensation Committee of the Board appointed to administer the Plan pursuant to paragraph 12.

(d)	“Company” shall mean AutoZone, Inc., a Nevada corporation.

(e)	“Date of Exercise” shall mean with respect to any Option (i) the March 31 of the Plan Year in which the Option was granted (in the case of an Option granted on January 1), (ii) the June 30 of the Plan Year in which the Option was granted (in the case of an Option granted on April 1), (iii) the September 30 of the Plan Year in which the Option was granted (in the case of an Option granted on July 1), (iv) the December 31 of the Plan Year in which the Option was granted (in the case of an Option granted on October 1) or (v) such other day, as may be determined by the Committee, of the Plan Year in which the Option was granted.

(f)	“Date of Grant” shall mean the date upon which an Option is granted, as set forth in paragraph 3(a).

(g)	“Determination Date” shall have the meaning provided in paragraph 4(c)(iv) below.

(h)	“Election” means a written election, filed with the Administrator within thirty days after a Participant’s Determination Date and otherwise in accordance with any procedures established by the Administrator, to either receive Stock certificates in respect of any uncertificated shares held under the Plan or to receive cash in lieu of such Stock certificates.

(i)	“Eligible Compensation” shall mean (i) the Eligible Employee’s rate of pay for the immediately preceding calendar year based on the wages, tips and other compensation as reported on Form W-2 issued by the Company, if the Eligible Employee’s Form W-2 issued by the Company reports wages, tips, and other compensation for the full preceding calendar year, otherwise (ii) the Eligible Employee’s annualized current rate of pay on the Date of Grant.

(j)	“Eligible Employee” shall mean an employee of the Company and those of any present or future Parent or Subsidiary of the Company incorporated under the laws of a state of the United States of America (i) who has completed six months of employment; and (ii) who does not, immediately after the Option is granted, own stock (as defined by Sections 423(b)(3) and 424(d) of the Code) possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of a Parent or Subsidiary of the Company.

(k)	“Form” shall mean either a paper form or a form on electronic media, prepared by the Company.

(l)	“Option” shall mean an option granted under the Plan to an Eligible Employee to purchase shares of the Company’s Stock.

(m)	“Option Period” shall mean with respect to any Option the period beginning upon the Date of Grant and ending upon the Date of Exercise.

(n)	“Option Price” has the meaning set forth in paragraph 4(b).

(o)	“Parent of the Company” shall mean any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(p)	“Participant” shall mean an Eligible Employee who has complied with the provisions of paragraph 3(b).

(q)	“Payout Date” shall have the meaning provided in paragraph 4(c)(iv) below.

(r)	“Plan” shall mean the AutoZone, Inc. Amended and Restated Employee Stock Purchase Plan.

(s)	“Plan Year” shall mean the calendar year beginning on January 1 and ending on December 31.

(t)	“Stock” shall mean shares of the Company’s common stock.

(u)	“Subsidiary of the Company” shall mean any corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2. STOCK SUBJECT TO THE PLAN
     Subject to the provisions of paragraph 9 (relating to adjustment upon changes in the Stock), the Stock which may be sold pursuant to options granted under the Plan shall not exceed in the aggregate 3,000,000 shares, and may be unissued shares or reacquired shares or shares bought on the market for purposes of the Plan.
3. GRANT OF OPTIONS
     (a) General Statement. Following the effective date of the Plan and continuing while the Plan remains in force, the Company may offer Options under the Plan to all Eligible Employees. These Options may be granted four times each Plan Year on the January 1, the April 1, the July 1, or the October 1 of each Plan Year, or on such other days as may be determined by the Committee. The term of each Option shall be for three months and shall end on the March 31 (with respect to a January 1 Date of Grant), the June 30 (with respect to an April 1 Date of Grant), the September 30 (with respect to a July 1 Date of Grant), or the December 31 (with respect to an October 1 Date of Grant) of the Plan Year in which the Option is granted or for such other term or Date of Exercise as may be determined by the Committee. The number of shares of the Stock subject to each Option shall be the whole number quotient of (i) the aggregate payroll deductions authorized by each Participant in accordance with subparagraph (b) for the Option Period divided by (ii) the Option Price of the Stock.
     (b) Election To Participate; Payroll Deduction Authorization. An Eligible Employee may participate in the Plan only by payroll deduction. Each Eligible Employee who elects to participate in the Plan shall deliver to the Company during the calendar month next preceding either a January 1 Date of Grant, an April 1 Date of Grant, a July 1 Date of Grant, or an October 1 Date of Grant, or on such other days as may be determined by the Committee, the properly completed Form whereby the Eligible Employee gives notice of the election to participate in the Plan as of the next following Date of Grant, and which shall designate a stated dollar amount, in $5.00 increments, of Eligible Compensation to be withheld on each payday. The stated dollar amount may not be less than $5.00 and may not exceed 10% of the Eligible Compensation. In addition, at the discretion of the Committee exercised uniformly as to all Eligible Employees at any particular time, an Eligible Employee who participates in the Plan may also elect to have an amount withheld from any bonus. Notwithstanding the foregoing, the maximum cumulative amount an Eligible Employee may have withheld through payroll deduction and from any bonus shall not exceed $4,000 per Plan Year. Effective as of January 1, 2000, the maximum cumulative amount an Eligible Employee may have withheld through payroll deduction and from any bonus shall not exceed $15,000 per Plan Year.
     (c) Changes in Payroll Authorization. The payroll deduction authorization referred to in subparagraph (b) may only be changed during the enrollment period described in subparagraph (b) and may not be changed during the Option Period, except as provided in paragraph 5.
     (d) $25,000 Limitation. Notwithstanding anything to the contrary contained herein, no Participant shall be permitted to purchase Stock under the Plan or under any other employee stock purchase plan of the Company or of a Parent or Subsidiary of the Company which is intended to qualify under Section 423 of the Code, at a rate which exceeds $25,000 in fair market value of the Stock (determined at the time the option is granted) for each calendar year in which any such option granted to such Participant is outstanding at any time.
4. EXERCISE OF OPTIONS
     (a) General Statement. Each Participant automatically will be deemed to have exercised the Option on each Date of Exercise to the extent that the balance then in the Participant’s account under the Plan is sufficient to purchase at the Option Price whole shares of the Stock subject to the Option. The excess balance, if any, in Participant’s account shall remain in the account and be available for the purchase of Stock on the following Date of Exercise, provided that no withdrawal from the Plan or termination of employment has occurred under paragraphs 5 or 6.
     (b) Option Price Defined. The option price per share of the Stock (the “Option Price”) to be paid by each Participant on each exercise of the Option shall be an amount equal to the lesser of (y) 85% of the fair market value of the Stock on the Date of Grant or (z) 85% of the fair market value of the Stock on the Date of Exercise. The fair market value of the Stock as of a given date shall be: (i) the closing price of the Stock on the principal exchange on which the Stock is then trading, if any, on such date, or, if the Stock was not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock on such date as determined in good faith by the Committee; or (iv) if the Stock is not publicly traded, the fair market value established by the Committee acting in good faith.
     (c) Delivery of Share Certificates. (i) For any shares purchased by exercise of an option prior to January 1, 2000, upon the proper completion and submission of the proper Form to the Company, the Company will deliver to such Participant a certificate issued in Participant’s name for the number of shares of the Stock with respect to which the Option was exercised and for which the Option Price has been paid.
          (ii) For any shares purchased by exercise of an option on or after January 1, 2000, subject to Section 4(c)(iv) below, after the passage of one year from an Option exercise date, upon the proper completion and submission of the proper Form to the Company, the Company will deliver to such Participant a certificate issued in Participant’s name for the number of shares of the Stock with respect to which the Option was exercised and for which the Option Price has been paid. If a Participant’s employment has terminated prior to the passage of one year from the Option exercise date, subject to Section 4(c)(iv) below and notwithstanding the first sentence of this subsection, the Participant shall be entitled to receive certificates representing the number of shares of Stock with respect to which the Option was exercised and for which the Option Price has been paid.
          (iii) In the event the Company is required to obtain from any commission or agency authority to issue any such certificate, the Company will seek to obtain such authority. The inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any Participant except to return the amount of the balance in the account in cash.
          (iv) Notwithstanding anything herein to the contrary, if a Participant’s employment with the Company terminates and (A) such Participant holds fewer than 20 uncertificated shares of Stock obtained through Option exercises under the Plan (excluding any shares of Stock with respect to which certificates have been delivered to such Participant in accordance with the terms of the Plan prior to the Participant’s termination of employment) as of the date of termination or, if such termination occurs due to the Participant’s death, disability or Retirement, then as of the Date of Exercise next following such termination (in any case, the “Determination Date”), and (B) such Participant (or such Participant’s estate) timely files an Election to receive cash in lieu of such shares or fails to timely file an Election, then the Company shall have no obligation to deliver certificates evidencing such shares of Stock and, instead, may, in the Administrator’s sole discretion, pay to such Participant (or Participant’s estate) in cash or cash equivalents, the fair market value of such shares as of the close of business on the earlier to occur of the date on which the Participant (or the Participant’s estate) makes a valid Election to receive cash in lieu of such shares or the thirtieth day following the Participant’s Determination Date (in either case, the “Payout Date”). Payments pursuant to this paragraph 4(c)(iv) shall be made as soon as administratively practicable following the applicable Payout Date. Following the payment of any such amounts, the Participant (and the Participant’s estate) shall have no further rights with respect to any such uncertificated shares.
     (d) Restriction on Sale of Stock. Effective as of January 1, 2000, for all Options exercised under the Plan after that date, a participant shall not sell any shares of stock purchased under the Plan until after the first to occur of passage of one year from the date of the Option exercise or termination of employment.
5. WITHDRAWAL FROM THE PLAN
     (a) General Statement. Any Participant may withdraw from the Plan at any time. A Participant who wishes to withdraw from the Plan must deliver to the Company a notice of withdrawal in a Form prepared by the Company. The Company, as soon as practicable following receipt of a Participant’s notice of withdrawal, will refund to the Participant the amount of the balance in the account under the Plan. Upon receipt of a Participant’s notice of withdrawal from the Plan, automatically and without any further act on the part of the Participant, the payroll deduction authorization, any interest in the Plan, and any Option under the Plan shall terminate.
     (b) Participation Following Withdrawal. A Participant who withdraws from the Plan may participate again in the Plan on the next January 1, April 1, July 1, or October 1 immediately following the date of withdrawal, or on such other days as may be determined by the Committee.
     (c) Stock Subject to Plan. Notwithstanding a Participant’s withdrawal from the Plan, any Stock acquired under the Plan shall remain subject to the terms of the Plan.
6. TERMINATION OF EMPLOYMENT
     (a) Termination of Employment Other Than By Retirement or Death. If the employment of a Participant terminates other than by retirement or death, participation in the Plan automatically shall terminate as of the date of the termination of employment.

As soon as practicable after such a Participant’s termination of employment, the Company will refund the amount of the balance in that account under the Plan. Upon a Participant’s termination of employment, any interest in the Plan and any Option under the Plan shall terminate.
     (b) Termination by Retirement. A Participant who retires on a normal retirement date, or earlier or later with the consent of the Company, may by written notice to the Company request payment in cash or cash equivalent of the balance in the account under the Plan, in which event the Company shall make such payment as soon as practicable after receiving such notice; upon receipt of such notice, the Participant’s interest in the Plan and any Option under the Plan shall terminate. If the Company does not receive such notice prior to the next Date of Exercise, such Participant’s Option will be deemed to have been exercised on such Date of Exercise.
     (c) Termination By Death. If the employment of a Participant is terminated by Participant’s death, the executor of the Participant’s will or the administrator of the Participant’s estate by written notice to the Company may request payment in cash or cash equivalent of the balance in the Participant’s account under the Plan, in which event the Company shall make such payment without any interest thereon as soon as practicable after receiving such notice. Upon receipt of such notice, the Participant’s interest in the Plan and Option under the Plan shall terminate. If the Company does not receive such notice prior to the next Date of Exercise, the Participant’s Option shall be deemed to have been exercised on such Date of Exercise.
7. RESTRICTION UPON ASSIGNMENT
     No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of any Participant or any successor in interest, nor shall any Option be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this paragraph 7 shall prevent transfers by will or by the applicable laws of descent and distribution. Except as provided in paragraph 6(c), an Option may not be exercised to any extent except by the Participant. The Committee may require the Participant to give the Company prompt notice of any disposition of shares of stock acquired by exercise of an Option within two years from the date of granting such Option or one year after the transfer of such shares to such Participant. The Committee may require that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.
8. NO RIGHTS OF STOCKHOLDER UNTIL OPTION IS EXERCISED
     With respect to shares of the Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, an Option is exercised.

9. CHANGES IN THE STOCK; ADJUSTMENTS OF AN OPTION
     Whenever any change is made in the Stock or to Options outstanding under the Plan, by reason of stock dividend or by reason of division, combination or reclassification of shares, appropriate action will be taken by the Committee to adjust accordingly the number of shares of the Stock subject to the Plan and the number and the Option Price of shares of the Stock subject to the Options outstanding under the Plan.
10. USE OF FUNDS; NO INTEREST PAID
     All funds received or held by the Company under the Plan will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited to any account under the Plan with respect to such funds.
11. AMENDMENT OF THE PLAN
     The Committee may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that the provisions in paragraphs 1(e), 1(h), 3(a), 3(d), and 4(b) may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; and provided further, that approval by the vote of the holders of more than 50% of the outstanding shares of the Company’s Stock entitled to vote shall be required to amend the Plan (i) to increase the number of shares of Stock available under the Plan, (ii) to decrease the Option Price below a price computed in the manner stated in paragraph 4(b), (iii) to materially alter the requirements for eligibility to participate in the Plan, or (iv) to modify the Plan in a manner requiring stockholder approval under the Code or Securities Exchange Act of 1934 (“Exchange Act”).
12. ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS
     (a) Administration. The Plan shall be administered by the Compensation Committee of the Board.
     (b) Duties And Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.
     (c) Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.
     (d) Professional Assistance; Good Faith Actions. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.
13. NO RIGHTS AS AN EMPLOYEE
     Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Parent or Subsidiary of the Company or to affect the right of the Company or a Parent or Subsidiary of the Company to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.
14. MERGER, ACQUISITION OR LIQUIDATION OF THE COMPANY
     In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company’s assets or 80% or more of the Company’s then outstanding voting stock or the liquidation or dissolution of the Company, the Date of Exercise with respect to outstanding Options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation or dissolution unless the Committee shall, in its sole discretion, provide for the assumption or substitution of such Options in manner complying with Section 424(a) of the Code.
15. TERM; APPROVAL BY STOCKHOLDERS
     No Option may be granted during any period of suspension or after termination of the Plan, and in no event may any Option be granted under the Plan after December 31, 2017, unless extended by the Board of Directors of the Company. The Plan was approved by the Company’s stockholders on March 19, 1991, which was within 12 months after the date of the Board of Directors’ initial adoption of the Plan, and again on December 18, 1997, which was within twelve months after the Board adopted Plan amendments requiring shareholder approval under Section 423 of the Code. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Section 423 of the Code.
16. EFFECT UPON OTHER PLANS
     The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or a Parent or Subsidiary of the Company. Nothing in this Plan shall be construed to limit the right of the Company or a Parent or Subsidiary of the Company (a) to establish any other forms of incentives or compensation for employees of the Company or a Parent or Subsidiary of the Company or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.
17. RULE 16b-3 RESTRICTIONS UPON DISPOSITIONS OF STOCK
     The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
18. NOTICES
     Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary or any designee and any notice to be given to a Participant shall be addressed to Participant’s last address as reflected in the Company’s records and may be given either in writing or via electronic communication to the extent permitted by law. By a notice given pursuant to this paragraph, either party may hereafter designate a different address for notices to be given. Any notice which is required to be given to a Participant shall, if the Participant is then deceased, be given to the Participant’s personal representative if such representative has previously informed the Company of the representative status and address by notice under this paragraph. Any notice shall have been deemed duly given when received by the Company or when sent to a Participant by the Company to Participant’s last known mailing address or delivered to an electronic mailbox accessible by Participant as permitted by law.
19. TITLES
     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.